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                       VAN ECK . LEVIN MID CAP VALUE FUND
                         a series of LEVCO Series Trust

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002
                   ------------------------------------------

Effective as of May 1, 2002, John A. Levin & Co., Inc., the Fund's investment adviser, voluntarily has undertaken to waive its fee or absorb expenses of the Fund as may be necessary to limit the annual ordinary operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to 1.75% of the Fund's average daily net assets. The investment adviser may discontinue this arrangement at any time.

                  The date of this Supplement is July 3, 2002.

    Please retain this Supplement with your Prospectus for future reference.